Exhibit 10.39
                         JANUS HOTELS AND RESORTS, INC.

                          DIRECTORS' STOCK OPTION PLAN


1.       PURPOSE

                  The purpose of the Janus Hotels and Resorts, Inc. Directors' Stock Option Plan (the "Plan") is to promote the success of Janus Hotels and Resorts, Inc. (the "Company") by providing a method whereby members of the Board of Directors of the Company who are not Employees of the Company or its Subsidiaries may be encouraged to invest in the Common Stock of the Company in order to promote long term shareholder value, and increase their personal interest in the continued success and progress of the Company.


2.       DEFINITIONS

                  Except where the context otherwise requires, as used herein:

          2.1 "Board of Directors" shall mean the Board of Directors of the Company.

          2.2 "Code" shall mean the Internal Revenue Code of 1986, as amended, and any Treasury regulations promulgated thereunder.

          2.3 "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

          2.4  "Director" shall mean a member of the Board of Directors.

          2.5 "Employee" shall mean an individual who is on the active salaried payroll of the Company or any of its Subsidiaries at the time a Nonstatutory Stock Option is granted under the Plan.

          2.6 "Fair Market Value" of the Common Stock means, for all purposes of the Plan unless otherwise provided (i) the mean between the high and low sales prices of the Common Stock as reported on the National Market System or Small Cap Market of the National Association of Securities Dealers, Inc., Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated or such other source as the Board of Directors shall determine, or
(iii) if the Common Stock is listed or admitted for trading on any national securities exchange, the mean between the high and low sales price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed. In the event that the method for determining the Fair Market Value of the Common Stock provided for above shall either be not applicable or not be practical, in the opinion of the Board of Directors, then the Fair Market Value shall be determined by such other reasonable method as the Board of Directors shall, in its discretion, select and apply.

          2.7 "Nonstatutory Stock Option" shall mean an option to purchase Common Stock granted under Section 5(b) of the Plan that by its terms does not qualify as an "incentive stock option" under Section 422 of the Code.

          2.8 "Optionee" shall mean a person to whom a Nonstatutory Stock Option has been granted under the Plan.

          2.9 "Outside Director" shall mean a member of the Board of Directors who is not an Employee.


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          2.10 "Subsidiary" shall mean any subsidiary  corporation as defined in
Section 424(f) of the Code.

3.       ADMINISTRATION

                  (a) The Board of Directors of the Company shall administer the Plan. The Board of Directors shall have full power and authority to grant Nonstatutory Stock Options pursuant to the provisions of the Plan, to interpret the provisions of the Plan and any agreements reflecting Nonstatutory Stock Options issued under the Plan, and to supervise the administration of the Plan, including the adoption of the rules and regulations for the administration of the Plan. The Board of Directors may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board of Directors.

                  (b) All decisions of the Board of Directors pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, shareholders, employees and Optionees.

                  (c) No member of the Board of Directors shall be liable for anything done or omitted to be done by him or any other member of the Board of Directors in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.


4.       SHARES SUBJECT TO THE PLAN

                  (a) The shares of Common Stock to be delivered upon exercise of Nonstatutory Stock Options granted under the Plan may be made available from the authorized but unissued shares of the Company or treasury shares or from shares reacquired by the Company, including shares purchased in the open market.

                  (b) Subject to adjustments made pursuant to the provisions of
Section 4(c), the aggregate number of shares to be delivered upon the exercise of all Nonstatutory Stock Options which may be granted under the Plan shall not exceed 300,000 shares of Common Stock.

                  (c) In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, the number or kind of shares that may be issued under the Plan pursuant to Section 4(b) above, the number or kind of shares subject to, and the Nonstatutory Stock Option price per share under, all outstanding Nonstatutory Stock Options shall be automatically adjusted so that the proportionate interest of the Optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding Nonstatutory Stock Options shall be made without change in the total Nonstatutory Stock Option exercise price applicable to the unexercised portion of such Nonstatutory Stock Options and with a corresponding adjustment in the Nonstatutory Stock Option exercise price per share, and such adjustment shall be conclusive and binding for all purposes of the Plan.

                  (d) If a Nonstatutory Stock Option granted under the Plan shall expire or terminate for any reason, the shares subject to, but not delivered under, such Nonstatutory Stock Option shall be available for other Nonstatutory Stock Options to the same member or other members of the Board of Directors.


5.       ELIGIBILITY AND EXTENT OF PARTICIPATION

                  (a) Only Outside Directors shall be eligible to receive Nonstatutory Stock Options under the Plan.

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                  (b) Each Outside Director who is eligible to receive a
Nonstatutory Stock Option under the Plan on the date of its adoption by the Board of Directors shall automatically receive an option for 15,000 shares of Common Stock on the first business day of the month following the month of adoption by the Board of Directors. A new Outside Director shall automatically receive an option for 15,000 shares of Common Stock on the date such person becomes a director. If the Board of Directors determines to make additional grants of Nonstatutory Stock Options, such grants shall be made effective at least thirty (30) days after the date of determination. In no event shall there be more than one grant during any calendar year to Outside Directors (excluding automatic grants to new directors) and in no event shall the number of shares subject to the grant exceed 15,000. Except in the case of the automatic grant which becomes effective after adoption of this Plan by the Board of Directors, a Nonstatutory Stock Option shall vest as to number of shares subject thereto, one-third (1/3) per year on the first, second and third December 31 following the date of grant, provided that the Optionee is a member of the Board of Directors on each such date. In the case of the automatic grant to existing Outside Directors which becomes effective on the first business day of the month following the month of adoption by the Board of Directors, the Nonstatutory Stock Option shall vest as follows: 5,000 shares immediately upon approval of the Plan by the shareholders of the Company, regardless of whether the Optionee is a member of the Board of Directors on such date, and 5,000 shares on each of the first and second December 31 thereafter, provided that the Optionee is a member of the Board of Directors on each such date. Notwithstanding the foregoing vesting schedules, a Nonstatutory Stock Option shall fully vest as to the number of shares subject thereto, upon the death of the Optionee or upon the occurrence of any of the following:

                           (1) any person or group of persons, other than Louis
                  S. Beck and Harry Yeaggy, shall acquire, directly or indirectly, stock of the Company having at least 25% of the combined voting power of the Company's outstanding securities;

                           (2) any merger or combination involving the Company
                  in which the Company is not the surviving party or in which the stockholders of the Company immediately prior to the transaction cease to own at least 75% of the combined voting power of the Company's outstanding securities; or

                           (3) a sale of substantially all of the assets of the Company.

                  (c) A Nonstatutory Stock Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, or pursuant to a "qualified domestic relations order" as defined by the Code and shall be exercisable during his lifetime only by him.

                  (d)      A Nonstatutory Stock Option shall not be exercisable:

                           (i)     after the  expiration  of ten years from the
date it is granted;

                           (ii)    unless payment in full is made in United
States dollars by cash or check;

                           (iii)   in the case of a person  who ceases to be an
Outside Director for any reason while holding a Nonstatutory Stock Option that has not expired and has not been fully exercised, after the third anniversary of the date he ceased to be an Outside Director (but in no event after the Nonstatutory Stock Option has expired under the provisions of Section 5(d)(i) above); and

                           (iv)   in the case of the executors,  administrators,
heirs or distributees, as the case may be, of a person who dies holding a Nonstatutory Stock Option that has not expired and has not been fully exercised, after the earlier of (A) the first anniversary of the date of death or (B) the expiration date that would be applicable under Section 5(d)(iii) (but in no event after the Nonstatutory Stock Option has expired under the provisions of
Section 5(d)(i) above).

                  (e) It shall be a condition to the obligation of the Company to issue shares of Common Stock upon exercise of a Nonstatutory Stock Option,

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that the holder (or any beneficiary or person entitled to exercise such
Nonstatutory Stock Option pursuant to the Plan) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue shares of Common Stock.


6.       OPTION AGREEMENTS

                  Each Nonstatutory Stock Option under the Plan shall be evidenced by an option agreement which shall be executed by the Optionee and, on behalf of the Company, by an officer of the Company and shall contain such provisions consistent with the Plan as may be approved by the Board of Directors and may be supplemented and amended from time to time as approved by the Board of Directors.


7.       OPTION PRICE

                  The price at which shares of Common Stock may be purchased upon exercise of a particular Nonstatutory Stock Option shall be 100 percent of the Fair Market Value of such shares at the end of the trading day on the date such Nonstatutory Stock Option is granted, but in no event less than the par value thereof (if any).


8.       TRANSFERABILITY OF NONSTATUTORY STOCK OPTIONS

                  A Nonstatutory Stock Option granted under the Plan may not be transferred except by will or the laws of descent and distribution. During the lifetime of an Optionee, a Nonstatutory Stock Option may be exercised only by the Optionee, or by a duly appointed legal guardian in the event of the legal disability of the Optionee. Except as specifically provided in the Plan, no person shall have any right to assign, transfer, alienate, pledge, encumber or subject to lien the benefits to which such person is entitled thereunder, and benefits under the Plan shall not be subject to adverse legal process of any kind. No prohibited assignment, transfer, alienation, pledge or encumbrance of benefits or subjection of benefits to lien or adverse legal process of any kind will be recognized by the Board of Directors and in such case the Board of Directors may terminate the right of such person to such benefits and direct that they be held or applied for the benefit of such person, his spouse, children or other dependents in such manner and in such proportion as the Board of Directors deems advisable. If a person to whom benefits are due shall be or become incompetent, either physically or mentally, in the judgment of the Board of Directors, the Board of Directors shall have the right to determine to whom such benefits shall be paid for the benefit of such person.

9.       DELIVERY OF SHARES

                  No shares shall be delivered pursuant to any exercise of a Nonstatutory Stock Option until the requirements of such laws and regulations as may be deemed by the Board of Directors to be applicable thereto are satisfied.








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10.      AMENDMENTS, SUSPENSION OR DISCONTINUANCE

                  The Board of Directors may amend, suspend, or discontinue the Plan, but except as permitted by Section 4(c), may not, without the prior approval of the shareholders of the Company, make any amendment which operates
(a) to make any material change in the persons eligible to receive Nonstatutory Stock Options under the Plan, (b) to increase the total number of shares which may be delivered under the Plan except as provided in Section 4(c), (c) to extend the maximum option period or the period during which Nonstatutory Stock Options may be granted under the Plan, (d) to decrease the option price, or (e) increase the number of shares subject to an option granted to a director each year hereunder. Except with the consent of an Optionee, no amendment, suspension or termination of the Plan shall impair the right of any recipient of any Nonstatutory Stock Options granted under the Plan.


11.      TERM OF THE PLAN

                  (a) This Plan shall be effective as of the date of its approval by both the Board of Directors and shareholders of the Company. Any Nonstatutory Stock Options granted under this Plan prior to approval by the shareholders of the Company shall be subject to such approval.

                  (b) No Nonstatutory Stock Option shall be granted under the Plan after December 31, 2010. Unless otherwise expressly provided in the Plan or in an applicable option agreement, any Nonstatutory Stock Option granted hereunder may, and the authority of the Board of Directors to amend, alter, adjust, suspend, discontinue or terminate any such Nonstatutory Stock Option shall, continue after December 31, 2010.

12.      SHAREHOLDER APPROVAL AND ADOPTION

                  The Plan shall be submitted to the shareholders of the Company for their approval and adoption at the next annual meeting of shareholders. While options may be granted prior to such approval and adoption, no Nonstatutory Stock Option granted hereunder shall be effective, unless and until the Plan has been so approved and adopted. The shareholders shall be deemed to have approved and adopted the Plan only if it is approved and adopted at a meeting of the shareholders duly held by vote taken in the manner required by applicable law.

13.      MISCELLANEOUS

               (a) All expenses and costs in connection with the operation of the Plan shall be borne by the Company.

               (b) Proceeds from the sale of shares pursuant to Nonstatutory Stock Options granted under this Plan shall constitute general funds of the Company.

               (c) Upon any distribution of shares of Common Stock pursuant to any provision of the Plan, the distributee may be required to represent in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The certificates for shares delivered under the Plan may include any legend which the Board of Directors or counsel for the Company deems appropriate to reflect any restrictions on transfers.

               (d) Except as expressly provided for in the Plan, no member of the Board of Directors or other person shall have any claim or right to be granted a Nonstatutory Stock Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any member of the Board of Directors any right to be retained in the service of the Company.










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